UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 28, 2006

GLOBAL INNOVATIVE SYSTEMS INC.

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-30299

(Commission File Number)

98-0217653

(IRS Employer Identification No.)

16/F., Hang Seng Mongkok Building, 677 Nathan Road, Mongkok, Kowloon, Hong Kong

(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code (852) 2546-1808

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

On April 28, 2006, we engaged BDO McCabe Lo Limited, certified public accountants, as our principal independent accountant with the approval of our company’s board of directors. Accordingly, we dismissed Clancy and Co., P.L.L.C., Certified Public Accountants, on April 28, 2006.

Clancy and Co., P.L.L.C. did not perform an audit of our financial statements from the date they were engaged by our company on November 2, 2005 through the date of their dismissal on April 28, 2006. Clancy and Co., P.L.L.C., however, did perform services in connection with the review of our financial statements for the quarterly periods ended September 30, 2005 and December 31, 2005. In connection with the review of our interim financial statements from the appointment on November 2, 2005 and in the interim period through the date of dismissal on April 28, 2006, there were no disagreements, resolved or not, with Clancy and Co., P.L.L.C. on any matters of accounting principles or practices, financial statement disclosure, or audit scope or procedures, which disagreements, if not resolved to the satisfaction of Clancy and Co., P.L.L.C., would have caused Clancy and Co., P.L.L.C. to make reference to the subject matter of the disagreements in connection with their reviews.

Our company provided Clancy and Co., P.L.L.C. with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission, and requested that they furnish our company with a letter addressed to the Securities and Exchange Commission stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree. A copy of the letter provided from Clancy and Co., P.L.L.C., dated May 4, 2006, is filed as Exhibit 16 to this Form 8-K.

During the years ended March 31, 2006 and 2005 and the subsequent interim period through the date hereof, we have not consulted with BDO McCabe Lo Limited regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, nor has BDO McCabe Lo Limited provided to us a written report or oral advice regarding such principles or audit opinion or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) of Regulation S-B with our former principal independent accountant.

Item 9.01	Financial Statements and Exhibits.

(c) EXHIBITS

16.1 Letter from Clancy and Co., P.L.L.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL INNOVATIVE SYSTEMS INC.

By: /s/ Bondy Tan

Name: Bondy Tan

Title: President and Chief Executive Officer

Dated: May 4, 2006